                  NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                                   SHARES

                              MediQuik Services, Inc.

                         AUTHORIZED STOCK 10,000,000 SHARES
                                  $.001 PAR VALUE



                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


                                 CUSIP 58500V 10 4


This Certifies that                                                   is the
                    --------------------------------------------------
registered holder of                      Shares
                     --------------------
MEDIQUIK SERVICES, INC.
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereto affixed.

Dated

                                                     PRESIDENT
SECRETARY

                                                   COUNTERSIGNED AND REGISTERED
TRANSFER AGENT AND REGISTRAR:
     ATLAS STOCK TRANSFER CORPORATION
     5899 SOUTH STATE STREET
     SALT LAKE CITY, UTAH 84107                            AUTHORIZED SIGNATURE

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common.

UNIF GIFT MIN ACT -                        Custodian
                    -----------------------         ------------------------
                           (Cust)                            (Minor)

                Under Uniform Gifts to Minors Act
                                                 ---------------------------
                                                            (State)

         Additional abbreviations may also be used though not in above list.

For Value Received, _______________________________ hereby sell, assign and transfer unto

                   PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
                           IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

---------------------------------------------------------

---------------------------------------------------------

------------------------------------------------- Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------------

                              Signature
                                          -------------------------------------

                                          -------------------------------------
                                          NOTICE: The signature in this
                                          assignment must correspond with the
                                          name as written upon the face of the
                                          Certificate, in every particular,
                                          without alteration or enlargement, or
                                          any change whatever.

                             Signature Guaranteed By:
                                                      -------------------------
                             (Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange)